                                                                 Exhibit 10(z)





                 TEMPORARY TRANSPORTATION CONTRACT ASSIGNMENT

THIS TEMPORARY ASSIGNMENT made effective as of the 27th day of October, 1993

BETWEEN:                                  RENAISSANCE ENERGY LTD.
                                          ("Assignor")

                                          OF THE FIRST PART

                                          AND

                                          NEW ENGLAND POWER COMPANY
                                          ("Assignee")

                                          OF THE SECOND PART


WITNESSES THAT:

WHEREAS, TransCanada PipeLines Limited ("TransCanada") and Assignor are parties to a Firm Service Contract for firm transportation service to the Niagara, Ontario Delivery Point made as of November 1, 1993 (a copy of such contract made thereto to the date hereof being attached hereto as Exhibit " I " and forming a part hereof (said contract, being hereinafter called the "Contract"); and

WHEREAS, Assignee has requested that Assignor assign part of Assignor's rights and obligations as Shipper under the Contract and Assignor has agreed to do so subject to the terms and conditions of this Assignment.

NOW. THEREFORE. THIS AGREEMENT WITNESSES THAT in consideration of the covenants and agreements herein set forth, the parties hereto covenant and agree as follows:

1. Subject to paragraph 6 herein, during the operative term of this Assignment, Assignor does hereby grant, transfer, assign and set over unto Assignee, and Assignee accepts from Assignor, that portion of Assignor's service entitlement as shipper under the Contract equal to 333.6 10 3m3 per day (the "Assigned Volume"), together with the corresponding rights and obligations of Assignor as shipper under the Contract.

2. Subject to Paragraphs 6 and 8 herein, during the operative term of this Assignment, Assignee hereby covenants and agrees that it shall perform and observe the covenants and obligations of Assignor as shipper contained in the Contract insofar as they pertain to the Assigned Volume, to the same extent as Assignee would be obligated so to do were Assignee a party to the Contract, as shipper, with a service entitlement thereunder equal to the Assigned Volume.

3. This Assignment shall be in full force and effect as of and from 08:00 hours on November 1, (the "Date of First Delivery") (provided that, for the purposes of Assignee nominating service for the Date of First Delivery, this Assignment shall become effective as at 08:00 hours on the date immediately preceding the Date of First Delivery) and, subject to paragraph 4 hereof shall be operative for a term ending at 08:00 hours on November 1, 1994. Notwithstanding the foregoing, the operative term of this Assignment shall not extend beyond the term of the Contract.

4. In the event that Assignee fails to comply with paragraph 2 hereof, Assignor shall have the right to terminate this Assignment by following the termination procedure set forth in
Section XVII of the General Terms and Conditions contained in TransCanada's Transportation Tariff as if Assignor were
TransCanada, Assignee were Shipper and this Assignment was the Contract for this purpose.

5. Assignor will request TransCanada to acknowledge the assignment herein and to treat Assignee as shipper with a service entitlement under the Contract equal to the Assigned Volume during the operative term of this Assignment. Assignee hereby consents to such request and to such treatment, and for this purpose Assignee declares that all notices, nominations, requests, invoices, and other written communications may be given by TransCanada to Assignee as follows:

(i)         Mailing address:              25 Research Drive
                                          Westborough, Massachusetts
                                          01582

(ii)        Delivery address:             Same as mailing address

(iii)       Nominations:                  Director of Fuel Supply
                                          Facsimile: (508) 898-3952

(iv)        Legal and Other:              Director of Fuel Supply

6. Assignee acknowledges that Assignor will not seek TransCanada's consent to this Assignment and that Assignor accordingly is and will remain obligated to TransCanada to perform and observe the covenants and obligations of shipper that are contained in the Contract in regard to the Assigned Volume insofar as TransCanada is concerned. Without limiting the generality of the foregoing, the Assignor and the Assignee acknowledge that the Assignor shall remain responsible for all gas imbalances (as such term is defined in Section XXII of the General Terms and Conditions in TransCanada's Transportation Tariff) and Energy-in-Transit balances associated with the Assigned volume and/or the Contract. Consequently, Assignee shall indemnify Assignor for and hold Assignor harmless from all charges that TransCanada may be entitled to collect from Assignor under the Contract in regard to the Assigned Volume in the event that Assignee fails to pay them.

7. Assignee shall be entitled to sub-assign all or part of the Assigned Volume, together with the corresponding rights and obligations under the Contract, to a third party by assigning all or part of its rights and obligations under this Assignment; provided that no such assignment shall relieve Assignee of its obligations to Assignor hereunder without Assignor's prior written consent, which consent shall not be unreasonably withheld. Notwithstanding any such sub-assignment or sub-assignments, Assignor is and will remain obligated to TransCanada to perform and observe the covenants and obligations of shipper that are contained in the Contract in regard to the Assigned Volume insofar as TransCanada is concerned.

8. Notwithstanding anything to the contrary herein set forth or implied, Assignor reserves and retains for itself exclusively any option or right to renew or otherwise extend the operative term of the Contract which may be contained in or granted by the Contract.

9. Assignee acknowledges that it has (or may obtain directly from TransCanada) a copy of the Transportation Tariff.

10. This Assignment and the rights and obligations of the parties hereunder are subject to all valid and applicable present and future laws, rules, regulations, and orders of any governmental or regulatory authority having jurisdiction or control over the parties hereto to either of them, or over the Contract.

11. This Assignment shall be construed in accordance with and governed by the laws of the Province of Alberta and the laws of Canada applicable therein.

12. This Assignment shall enure to the benefit of and be binding upon, the parties hereto and their respective successors and permitted assigns.

            IN WITNESS WHEREOF the parties hereto have duly executed and delivered this Assignment as of the day, month. and year first above written.

RENAISSANCE ENERGY LTD.                         NEW ENGLAND POWER COMPANY
- ----------------------                          --------------------------
ASSIGNOR                                        ASSIGNEE

    s/ Max Muselius                                 s/ Jeffrey W. VanSant
BY:                                             BY:

       Vice President, Marketing                        Vice President
TITLE:                                          TITLE:

                                                    s/ John F. Malley
BY:                                             BY:

                                                       Vice President
TITLE:                                          TITLE:


cc:         TransCanada PipeLines Limited
            FAX:  (403) 267-8620  S.K. Dorton

                             FIRM SERVICE CONTRACT
                             ---------------------

            THIS FIRM SERVICE CONTRACT FOR FIRM TRANSPORTATION
SERVICE, made as of the 1st day of November, 1993.


BETWEEN:                                        TRANSCANADA PIPELINES
                                                LIMITED
                                                a Canadian corporation
                                                ("TransCanada")

                                                OF THE FIRST PART

                                                and

                                                RENAISSANCE ENERGY LTD-
                                                a company incorporated
                                                under the laws of the
                                                Province of Alberta
                                                ("Shipper")

                                                OF THE SECOND PART


WITNESSES THAT:
            WHEREAS TransCanada owns and operates a natural gas pipeline system extending from a point near the Alberta/
Saskatchewan border where TransCanada's facilities interconnect with the facilities of NOVA Corporation of Alberta easterly to the Province of Quebec with branch lines extending to various points on the Canada/United States of America International Border; and
            WHEREAS Shipper, Norcen Energy Resources Limited, Rigel Oil and Gas Ltd., Wainoco Oil Corporation, Ulster Petroleum Ltd., Canadian Pioneer Energy Inc., Tarragon Oil and Gas Limited, Northbridge Gas Marketing, Inc. (collectively, the "Assignor"), and TransCanada are parties to a firm service contract to the Niagara Falls Delivery Point made as of the 28th day of July, 1989 having a Daily Contract Quantity of 904.0 10 3m3 (such firm service contract, as amended from time to time to the date hereof being hereinafter called the "Old Contract"); and
            WHEREAS pursuant to an amending agreement dated November 1, 1993, (the "Amending Agreement") Shipper was removed as a party to the Old Contract effective upon execution of this Contract by TransCanada and Shipper; and
            WHEREAS Shipper has satisfied in full, or TransCanada has waived, each of the conditions precedent set out in Sections
1.1 (b) and (c) of TransCanada's Firm Service Toll Schedule referred to in Section 7.1 hereof (the "FS Toll Schedule"); and
            WHEREAS Shipper has requested and TransCanada has agreed to transport volumes of gas, that are delivered by Shipper or Shipper's agent to TransCanada at the Receipt Point referred to in
Section 3.2 hereof (the "Receipt Point"), to the Delivery Point referred to in Section 3.1 hereof (the "Delivery Point") pursuant to the terms and conditions of this Contract; and
            WHEREAS the volumes of gas delivered hereunder by Shipper or Shipper's agent to TransCanada are to be removed from the province of production of such gas by Shipper and/or Shipper's suppliers and/or its (their) designated agent(s) pursuant to valid and subsisting permits and/or such other authorizations in respect thereof.
            NOW THEREFORE THIS CONTRACT WITNESSES THAT, in consideration of the covenants and agreement herein contained, the parties hereto covenant and agree as follows:

ARTICLE I - COMMENCEMENT OF SERVICE
- -----------------------------------

1.1 The date of commencement of service hereunder (the "Date of Commencement") shall be November 1, 1993.

ARTICLE II - GAS TO BE TRANSPORTED
- ----------------------------------

2.1 Subject to the provisions of this Contract, the FS Toll Schedule, the List of Tolls, and the General Terms and Conditions referred to in Section 7.1 hereof, TransCanada shall provide transportation service hereunder for Shipper in respect of a volume of gas which, in any one day from the Date of Commencement until the 31st day of October, 2009, shall not exceed 419.0 10 3m3 (the "Contract Demand").

ARTICLE III - DELIVERY POINT AND RECEIPT POINT
- ----------------------------------------------

3.1 The Delivery Point hereunder is the point specified as such in Exhibit "1" which is attached hereto and made a part hereof.

3.2 The Receipt Point hereunder is the point specified as such in Exhibit "1" hereof.

ARTICLE IV - TOLLS
- ------------------

4.1 Shipper shall pay for ail transportation service hereunder from the Date of Commencement in accordance with TransCanada's FS Toll Schedule, List of Tolls, and General Terms and Conditions set out in TransCanada's Transportation Tariff as the same may be amended or approved from time to time by the National Energy Board ("NEB").

4.2 Shipper shall pay delivery pressure service hereunder from the Date of Commencement in accordance with TransCanada's FS Toll Schedule, List of Tolls and General Terms and Conditions set out in TransCanada's Transportation Tariff as the same may be amended or approved from time to time by the NEB.

ARTICLE V - TERM OF CONTRACT
- ----------------------------

5.1 This Contract shall be effective from the date hereof and shall continue until the 31st day of October, 2009.

ARTICLE VI - NOTICES
- --------------------

6.1 Any notice, request or demand ("Notice") to or upon the respective parties hereto shall be in writing and shall be validly communicated by the delivery thereof to its addressee, either personally or by courier, first class mail, or telecopier to the address hereinafter mentioned:

IN THE CASE OF TRANSCANADA:               TransCanada PipeLines Limited

(i) mailing address:                      P.O. Box 1000
                                          Station M
                                          Calgary, Alberta
                                          T2P 4K5

(ii)  delivery address:                   TransCanada PipeLines Tower
                                          111 - 5th Avenue S.W.
                                          Calgary, Alberta
                                          T2P 3Y6
                                          Attention:  Vice-President,
                                          Transportation Services &
                                          Rates
                                          Telecopy:  (403) 267-8620

(iii)  nominations:                       Attention: Supervisor, Gas
                                          Accounting
                                          Telecopy:  (403)    267-6338/6339

(iv)  invoices                            Attention:  Manager, Revenue
                                          Accounting
                                          Telecopy:  (403) 267-1074

(v) other matters:                        Attention:  Vice-President,
                                          Transportation Services &
                                          Rates
                                          Telecopy:  (403) 267-8620

IN THE CASE OF SHIPPER:                   Renaissance Energy  Ltd.

(i) mailing address:                      3300, 400 - 3rd Avenue SW
                                          Calgary, Alberta
                                          T2P 4H2

(ii) delivery address:                    Same as above

(iii) nominations:                        Attention:    Coordinator,
                                          Transportation & Supply
                                          Telecopy:   (403) 267-4811

(iv)  invoices:                           Attention:  Manager, Marketing
                                          Contracts &   Operations
                                          Telecopy: (403) 267-4811

(v) other matters:                        Attention:  Manager, Marketing
                                          Contracts   & Operations
                                          Telecopy: (403) 267-4811


Any such Notice shall be sent in order to ensure prompt receipt of such Notice by the other party. Such Notice sent as aforesaid shall be deemed to have been received by the party to whom it is sent at the time of its delivery if personally delivered or if sent by telecopier, or on the day following transmittal thereof if sent by courier, or on the third day following the transmittal thereof if sent by first class mail; PROVIDED however, that, in the event normal mail service, courier service, or telecopier service shall be interrupted by a cause beyond the control of the parties hereto, then the party sending the Notice shall utilize any service that has not been so interrupted or shall deliver such Notice. Each party shall provide Notice to the other of any change of address for the purposes hereof.

ARTICLE VII - MISCELLANEOUS PROVISIONS
- --------------------------------------

7.1 The FS Toll Schedule, the List of Tolls, and the General Terms and Conditions set out in TransCanada's Transportation Tariff as amended or approved from time to time by the NEB are all by reference made a part of this Contract and operations hereunder shall, in addition to the terms and conditions of this Contract, be subject to the provisions thereof. TransCanada shall notify
Shipper at any time that TransCanada files with the NEB revisions to the FS Toll Schedule, the List of Tolls, and/or the General
Terms and Conditions (the "Revisions") and shall provide Shipper with a copy of the Revisions.

7.2 The headings used throughout this Contract, the FS Toll Schedule, the List of Tolls, and the General Terms and Conditions are inserted for convenience of reference only and are not to be considered or taken into account in construing the terms or provisions thereof nor to be deemed in any way to quality, modify or explain the effect of any such provisions or terms.

7.3 This Contract shall be construed and applied, and be subject to the laws of the Province of Alberta, and, when applicable, the laws of Canada, and shall be subject to the rules, regulations and orders of any regulatory or legislative authority having jurisdiction.

7.4 All terms and words herein capitalized and not otherwise defined in this Contract are incorporated by reference into this Contract from the FS Toll Schedule, the List of Tolls, and the General Terms and Conditions set out in TransCanada's Transportation Tariff as amended from time to time.

ARTICLE VIII - DELIVERY PRESSURE
- --------------------------------

8.1 TransCanada shall increase the line pressure of the gas it delivers to Shipper at the Delivery Point to a pressure of not less than 4 850 kPa (g).

            IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the date first above written.
                                       TRANSCANADA PIPELINES LIMITED



                                          s/Steve Johnson
                                    per

                                          Vice President
                                    title

                                          s/ S.S.M.
                                    per

                                    title


                                       RENAISSANCE ENERGY LTD.

                                          s/Max Muselius
                                    per

                                          Vice President-Marketing
                                    title

                                    EXHIBIT "1"


            This is EXHIBIT "1" to the FIRM SERVICE CONTRACT for FIRM TRANSPORTATION SERVICE, made as of the 1st day of November, 1993 between TRANSCANADA PIPELINES LIMITED ("TransCanada") and
RENAISSANCE ENERGY LTD. ("Shipper")
            The Delivery Point hereunder is the point of interconnection between the pipeline facilities of TransCanada and Tennessee Gas Pipeline Company which is located at:
                            Niagara Falls, Ontario


            The Receipt Point hereunder is the point of interconnection between the pipeline facilities of TransCanada and NOVA Corporation of Alberta which is located at:
                               Empress, Alberta

To:         TransCanada PipeLines Limited

Attn:       Ches Maciorowski

Date:       October 25, 1994


To Whom It May Concern:

Attached are copies of Temporary Transportation Contract
Assignments as follows;

1.     Temporary Transportation Contract Assignment between New
England Power Company (Assignor) and Renaissance Energy Ltd.
(Assignee), dated October 28, 1993.

2.  Temporary Transportation Contract Assignment between
Renaissance Energy Ltd. (Assignor) and New England Power Company
(Assignee), dated October 27, 1993.

The purpose of these Assignments was to effect a swap of capacity held by New England Power Company to Waddington for capacity held by Renaissance to Niagara for the time period November 1, 1993 through November 1, 1994. The swap volume was 333.6 10 3m3.

The purpose of this letter is to ask that TransCanada accept the request of New England Power Company and Renaissance Energy Ltd. to extend the period of the above outlined agreements from November 1, 1994 through November 1, 1995; and that the volume be changed from
333.6 10 3m3 to 333.9 10 3m3.

Both parties to the assignments outlined above have signed here to signify to you their mutual agreement to the changes proposed in the immediately preceding paragraph.

Please advise immediately if this letter agreement is sufficient to effect the charges outlined herein.

Thank you.

NEW ENGLAND POWER COMPANY                 RENAISSANCE ENERGY LTD.

      s/Jeffrey W. VanSant                     s/J.A. Curkan
By:                                       By:
                                                 Manager, Marketing
        Authorized Signatory                     Contracts & Operations
Title:                                    Title:


By:

Title:
                                                  October 26, 1994
Date:                                     Date: